UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 11, 2018

CAPSTAR FINANCIAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Tennessee	001-37886	81-1527911
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Demonbreun Street Suite 700 Nashville, Tennessee		37203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     (615) 732-6400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

ITEM 1.01.	Entry into a Material Definitive Agreement.

On June 11, 2018, CapStar Financial Holdings, Inc., a Tennessee corporation (“CapStar”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Athens Bancshares Corporation, a Tennessee corporation (“Athens”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Athens will merge with and into CapStar (the “Merger”), with CapStar as the surviving entity in the Merger. As soon as practicable following the Merger, Athens’ wholly owned bank subsidiary, Athens Federal Community Bank, National Association, will merge with and into CapStar’s wholly owned bank subsidiary, CapStar Bank (the “Bank Merger,” together with the Merger, the “Mergers”), with CapStar Bank as the surviving entity in the Bank Merger. The Merger Agreement was unanimously approved by the board of directors of each of CapStar and Athens.

On the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), Athens shareholders will have the right to receive, without interest, 2.864 shares (the “Exchange Ratio”) of voting common stock, par value $1.00 per share, of CapStar (“CapStar Common Stock”) for each share of common stock, par value $0.01 per share, of Athens (“Athens Common Stock”).

At the Effective Time, each outstanding and unexercised Athens stock option granted under to the Athens Bancshares Corporation 2010 Equity Incentive Plan (the “Athens Equity Plan”) that is held by an employee or service provider who has terminated service prior to the Effective Time will be cancelled and converted into the right to receive the cash value of the merger consideration (determined in accordance with the terms of the Merger Agreement), less the applicable option exercise price and less applicable withholding taxes. Except as described in the prior sentence, each outstanding and unexercised Athens stock option granted under to the Athens Equity Plan will be converted into an option to purchase shares of CapStar Common Stock, with the number of shares and exercise price adjusted to reflect the Exchange Ratio in accordance with the terms of the Merger Agreement.

The Merger Agreement also provides, among other things, that effective as of the Effective Time, two members of the board of directors of Athens, selected by Athens in consultation with CapStar, will be appointed to the boards of directors of CapStar and CapStar Bank.

The Merger Agreement contains customary representations and warranties from both CapStar and Athens, and each party has agreed to customary covenants, including, among others, covenants relating to the conduct of its business during the interim period between the execution of the Merger Agreement and the Effective Time, the obligation of each party, subject to certain exceptions, to recommend that its shareholders approve the Merger Agreement and the transactions contemplated therein and, with respect to Athens, its non-solicitation obligations relating to alternative acquisition proposals.

The completion of the Merger is subject to the approval of the Merger Agreement by the respective shareholders of CapStar and Athens and to other customary conditions, including, among others, (1) the receipt of required regulatory approvals, (2) the absence of any law or injunction enjoining or prohibiting the consummation of the Mergers, the absence of any proceedings initiated by a government entity seeking to enjoin or prohibit the consummation of the Mergers and the absence of law prohibiting or making illegal the consummation of the Mergers, (3) the effectiveness of the registration statement on Form S-4 for the CapStar Common Stock to be issued in the Merger, (4) authorization for listing on the Nasdaq Global Select Market of the shares of CapStar Common Stock to be issued in the Merger and (5) receipt by each party of an opinion from its counsel to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (ii) performance in all material respects by the other party of its obligations under the Merger Agreement and (iii) absence of a material adverse effect on the other party. In addition, CapStar’s obligation to complete the Merger is subject to a condition that none of the requisite governmental approvals will contain a requirement or condition that would so materially and adversely impact the economic or business benefits of the Mergers to CapStar that, had such requirement or condition been known, CapStar would not have entered into the Merger Agreement.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by the schedules to the Merger Agreement and other confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Merger, unless otherwise specified therein, and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding CapStar or Athens, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding CapStar, Athens, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a joint proxy statement of CapStar and Athens and a prospectus of CapStar, as well as in the Forms 10-K, Forms 10-Q and other filings that CapStar makes with the Securities and Exchange Commission (“SEC”).

Item 8.01.	Other Events.

Voting and Support Agreements of Certain Athens Shareholders

Concurrently with the execution of the Merger Agreement, each of CapStar and Athens entered into voting and support agreements (collectively, the “Athens Voting and Support Agreements”) with each of the directors of Athens in their individual capacities, in which each such person agreed, on the terms and subject to the conditions set forth therein, to vote the shares of Athens Common Stock beneficially owned by him or her in favor of the Merger and against any proposal made in competition with the Merger, as well as certain other customary restrictions with respect to the voting and transfer of his or her shares of Athens Common Stock. The foregoing description of the Athens Voting and Support Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Athens Voting and Support Agreements, a form of which is included as Exhibit A to the Merger Agreement attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Voting and Support Agreements of Certain CapStar Shareholders

Simultaneous with the execution of the Merger Agreement, each of CapStar and Athens entered into voting and support agreements (collectively, the “CapStar Voting and Support Agreements”) with each of the directors of CapStar in their individual capacities, in which each such person agreed, on the terms and subject to the conditions set forth therein, to vote the shares of CapStar Common Stock beneficially owned by him or her in favor of the Merger, as well as certain other customary restrictions with respect to the voting and transfer of his or her shares of CapStar Common Stock. The foregoing description of the CapStar Voting and Support Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the CapStar Voting and Support Agreements, a form of which is included as Exhibit B to the Merger Agreement attached hereto as Exhibit 2.1 and is incorporated herein by reference.

*    *     *

Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may include: management plans relating to the proposed transaction; the expected timing of the completion of the proposed transaction; the ability to complete the proposed transaction; the ability to obtain the required regulatory, shareholder or other approvals; any statements of the plans and objectives of management for future operations, products or services, including the execution of integration plans relating to the proposed transaction; any statements of expectation or belief; projections related to certain financial metrics or other benefits of the transaction; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “seek,” “plan,” “will,” “would,” “target,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions or negatives of these words. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time and are beyond CapStar’s control. Because forward-looking statements are by their nature, to different degrees, uncertain and subject to assumptions, actual results or future events could differ, possibly materially, from those that CapStar anticipated in its forward-looking statements, and future results could differ materially from historical performance. Factors that could cause or contribute to such differences include, but are not limited to, those included under Item 1A “Risk Factors” in CapStar’s Annual Report on Form 10-K for the year ended December 31, 2017 and those disclosed in CapStar’s other periodic reports filed with the SEC, as well as the possibility that expected benefits of the proposed transaction may not materialize in the time frame expected or at all, or may be more costly to achieve; the proposed transaction may not be timely completed, if at all; that prior to the completion of the proposed transaction or thereafter, CapStar’s and Athens’ respective businesses may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies related to the proposed transaction; that required regulatory, shareholder or other approvals are not obtained or other customary closing conditions are not satisfied in a timely manner or at all; reputational risks and the reaction of the companies’ shareholders, customers, employees or other constituents to the proposed transaction; and diversion of management time on Merger-related matters. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the joint proxy statement/prospectus that will be included in the registration statement on Form S-4 that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the registration statement on Form S-4 will be, considered representative, no such lists should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. For any forward-looking statements made in this communication or in any documents, CapStar claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Forward-looking statements speak only as of the date they are made. CapStar does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Important Additional Information and Where to Find It

In connection with the Merger, CapStar will file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of CapStar and Athens and a prospectus of CapStar, as well as other relevant documents concerning the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF CAPSTAR AND ATHENS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. When filed, this document and other documents relating to the Merger filed by CapStar with the SEC can be obtained free of charge from the SEC’s website at www.sec.gov. These documents also can be obtained free of charge by accessing CapStar’s website at https://ir.capstarbank.com/ under the tab “Financials & Filings.” Alternatively, these documents, when available, can be obtained free of charge from CapStar upon written request to CapStar Financials Holding, Inc., 1201 Demonbreun Street, Suite 700, Nashville, Tennessee 37203, Attention: Investor Relations or by calling (615) 732-6455.

Participants in the Solicitation

CapStar, Athens and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding CapStar’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on March 19, 2018, and certain of its Current Reports on Form 8-K. Information about the directors and executive officers of Athens will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC. Free copies of this document may be obtained as described in the preceding paragraph.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of June 11, 2018, by and between CapStar Financial Holdings, Inc. and Athens Bancshares Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTAR FINANCIAL HOLDINGS, INC.

	By:	/s/ Robert B. Anderson

	Name:	Robert B. Anderson
Date: June 14, 2018	Title:	Chief Financial Officer and Chief Administrative Officer